Exhibit 99.1

Bunge and Viterra to Combine to Create a Premier Diversified Global Agribusiness Solutions Company

•	Enhanced global network with ability to meet the demands of increasingly complex markets and better serve farmers and end-customers

•	Highly complementary businesses with increased diversification across assets, supply chains, geographies and crops

•	Strategically positioned to accelerate investments in sustainable solutions to the most pressing food challenges of the 21st century

•	Compelling financial profile with strong investment grade balance sheet supports shareholder returns

ST. LOUIS, MO and ROTTERDAM, Netherlands – June 13, 2023 — Bunge Limited (NYSE: BG) (“Bunge”) today announced it has entered into a definitive agreement with Viterra Limited, a private company limited by shares incorporated under the laws of Jersey (“Viterra”), together with certain affiliates of Glencore PLC (LSE: GLEN) (“Glencore”), Canada Pension Plan Investment Board (“CPP Investments”) and British Columbia Investment Management Corporation (“BCI”), to merge with Viterra in a stock and cash transaction. The merger of Bunge and Viterra will create an innovative global agribusiness company well positioned to meet the demands of increasingly complex markets and better serve farmers and end-customers. With an enhanced global network, the combined company’s increased diversification across geographies, seasonal cycles and crops will increase optionality in managing risk and increase resiliency. Together, the highly complementary organizations will benefit from more diversified capabilities, greater operational flexibility across oilseed and grain supply chains and processing, greater resources and combined employee talent to innovate and deliver for customers in every environment, creating value for all stakeholders.

Under the terms of the agreement, which was unanimously approved by the Boards of Directors of Bunge and Viterra, Viterra shareholders would receive approximately 65.6 million shares of Bunge stock, with an aggregate value of approximately $6.2 billion,1 and approximately $2.0 billion in cash, representing a consideration mix of approximately 75% Bunge stock and 25% cash. As part of the transaction, Bunge will assume $9.8 billion of Viterra debt, which is associated with approximately $9.0 billion of highly-liquid Readily Marketable Inventories.

In addition, Bunge plans to repurchase $2.0 billion of Bunge’s stock (the “Repurchase Plan”) to enhance accretion to adjusted EPS. Bunge intends to commence repurchases as soon as practically possible, subject to market conditions and SEC rules on trading restrictions, and expects to complete the Repurchase Plan no later than 18 months post transaction close. Viterra shareholders would own 30% of the combined company on a fully diluted basis upon the close of the transaction, and approximately 33% after completion of the Repurchase Plan.2

1 Based on the closing price of Bunge’s stock on June 12, 2023 of $93.79.

2 Assumes Viterra shareholders do not participate in the Repurchase Plan.

Greg Heckman, Bunge’s Chief Executive Officer said, “The combination of Bunge and Viterra significantly accelerates Bunge’s strategy, building on our fundamental purpose to connect farmers to consumers to deliver essential food, feed and fuel to the world. Our highly complementary asset footprints will create a network that connects the world’s largest production regions to areas of fastest growing consumption, enhancing the geographical balance and adaptability of our global value chains and benefitting farmers and end-customers. With a diversified global mix of earnings across processing, handling and merchandising, and value-added products, we will increase the resiliency of our cash flow generation. We have great respect for the team at Viterra, which shares our commitment to excellence, and believe this combination will offer great opportunities for employees of both companies. Together, we will be positioned to increase our operational efficiency while innovating to address the pressing needs of food security, efficiency for end-customers, market access for farmers, and sustainable food, feed and renewable fuel production.”

David Mattiske, Viterra’s Chief Executive Officer said, “Viterra and Bunge are two leading agriculture businesses. In combining our highly complementary origination, processing and distribution networks, we are better positioned to meet the increasing demand for the food, feed and fuel products we offer. Together, we will play a leading role in the future of the agriculture industry, developing fully traceable, sustainable supply chains and moving towards carbon-neutral operations, while creating a strong growth platform for our combined business. This further enables us to offer innovative solutions and open additional pathways for our customers. We will create value for stakeholders across our network, as we build on our shared purpose to connect producers and consumers around the world. We look forward to joining with the Bunge team as we enter this next chapter, creating new opportunities for our people. The combined talent and experience of our workforce will allow us to offer a truly world-leading service across everything we do.”

Strategic and Financial Benefits of the Combination

Global, Pure-Play Agribusiness Solutions Company: With Bunge and Viterra’s highly complementary asset footprints, the combined company will be strongly positioned to connect the world’s largest production regions to areas with the fastest growing consumption.

•	The combination augments Bunge’s existing footprint with significant grain and softseed handling capacity, while expanding origination capabilities in key regions and crops where Bunge is underrepresented. The combined company will be diversified across the key export origins, as well as major crush destinations.

•	Increased direct origination reach will transform the combined company’s ability to promote sustainable practices in global food supply, including origination transparency, low carbon product streams, full end-to-end traceability across major crops and origins, and the acceleration of regenerative agriculture to reduce greenhouse gas emissions.

Enhanced Ability to Meet the Demands of Increasingly Complex Markets: Better balance of value chains across geographies, access to more key origination markets and a diversified agriculture network covering all major crops will enhance the combined company’s ability to provide solutions for end-customers in any environment.

•	Combining Bunge and Viterra’s highly complementary global value chains and origination capabilities will offer farmers greater market access and differentiated, value-added solutions in all key origins. Food, feed & fuel customers will benefit from a broader product portfolio and expanded global supply options.

•	Together, Bunge and Viterra will have greater capacity to invest in global initiatives that enhance and connect value chains with increased optionality to provide solutions to farmers and end-customers.

•	Enhanced network benefits will foster efficiencies, connectivity and capabilities across value chains while the combined company’s shared commitment to excellence will foster a “best practice sharing” mindset, with greater capacity to invest in teams and technology, such as training and development, advancement of low CI products and other sustainable solutions and digitalization of activities.

Proven Management Teams with Track Records of Value Creation: The combined organization brings together two world-class management teams and is well-positioned to create meaningful value for all shareholders with its highly compelling financial profile.

•	The combination is expected to generate approximately $250 million of annual gross pre-tax operational synergies within three years of completion. Additionally, the combination is expected to benefit from significant incremental network synergies across joint commercial excellence opportunities, vertical integration efficiencies, and improved logistics optimization and trading optionality from a larger and broader network. The combined company expects to see relatively more stable cash flows from the larger, more diversified footprint. The improvement in the business risk and credit profile of the combined company is expected to drive capital structure efficiencies and cost of capital benefits. The transaction, coupled with the associated $2.0 billion share buyback, is expected to be accretive to Bunge’s Adjusted EPS in the first full year post closing and continue to improve with the realization of synergies.

•	The ratings of the combined company at transaction closing are expected to remain strong investment grade, with a pro-forma 2022 adjusted leverage ratio of 1.6x, after factoring in the $2.0 billion share buybacks. The combined company anticipates being able to execute its growth and shareholder plans going forward, while maintaining its current ratings. The transaction is fully funded with a financing commitment of $7.0 billion provided by Sumitomo Mitsui Banking Corporation.

Governance and Leadership

Following the close of the transaction, the combined company will be led by Greg Heckman, Bunge’s Chief Executive Officer, and John Neppl, Bunge’s Chief Financial Officer. Viterra Chief Executive Officer David Mattiske will join the Bunge Executive Leadership Team in the role of Co-Chief Operating Officer. The combined company will operate as Bunge, NYSE: BG with operational headquarters in St. Louis, Missouri. Viterra’s current headquarters in Rotterdam will be an important commercial location in the future of the combined company.

The Bunge Board of Directors is expected to be comprised of eight Bunge nominated representatives and four representatives nominated by Viterra shareholders after the completion of the transaction.

Glencore and CPP Investments will each enter into a shareholder agreement with Bunge at the closing of the transaction (the “Shareholder Agreements”) and each will initially be able to nominate two Bunge board members. Pursuant to the Shareholder Agreements, Glencore and CPP Investments have agreed, among other things, to certain standstill provisions until their ownership falls below a threshold percentage and to a 12-month lock-up period on sales of Bunge shares.

Timing and Approvals

The merger is expected to close in mid-2024, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals and approval by Bunge shareholders.

Advisors

BofA Securities is acting as financial advisor and Latham & Watkins LLP is acting as legal counsel to Bunge.

Conference Call and Webcast Details

Bunge will host an investor conference call to discuss the announcement today, June 13, 2023, beginning at 8:00am ET. The call will be broadcast live and archived on the investor relations section of Bunge’s website at https://investors.bunge.com/. A replay will be available after the conclusion of the call.

About Bunge

At Bunge (NYSE: BG), our purpose is to connect farmers to consumers to deliver essential food, feed and fuel to the world. With more than two centuries of experience, global scale and deeply rooted relationships, we work to put quality food on the table, increase sustainability where we operate, strengthen global food security, and help communities prosper. As a leading company in oilseed processing and a leading producer and supplier of specialty plant-based oils and fats, we value our partnerships with farmers to improve the productivity and environmental efficiency of agriculture across our value chains and to bring quality products from where they’re grown to where they’re consumed. At the same time, we collaborate with our customers to create and reimagine the future of food, developing tailored and innovative solutions to meet evolving dietary needs and trends in every part of the world. Our Company is headquartered in St. Louis, Missouri, and we have almost 23,000 dedicated employees working across approximately 300 facilities located in more than 40 countries.

About Viterra

At Viterra, we believe in the power of connection. Our world-leading agriculture network connects producers to consumers with sustainable, traceable and quality-controlled agricultural products. With more than 17,500 talented employees operating in 37 countries, our strategic network of agricultural storage, processing and transport assets enable us to offer innovative solutions and open pathways for our customers, creating successful partnerships that last. Together, we are stronger, and achieve more.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein and to business performance in fiscal 2023 and beyond, including our projections for revenue, organic growth, bookings growth, and adjusted EBITDA, our expectations regarding the size of our addressable market, and our plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, (1) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain shareholder approval to issue common shares, par value $0.01 per share, of Bunge, in connection with Bunge’s proposed acquisition of all of the issued and outstanding ordinary shares, par value $0.01 per share of Viterra (the “Acquisition”) pursuant to the Business Combination Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Acquisition; (2) the risk that the Business Combination Agreement, dated as of June 13, 2023 (the “Business Combination Agreement”), by and among Viterra, Bunge and the sellers listed therein may be terminated in circumstances requiring Bunge to pay a termination fee; (3) the risk that the Acquisition disrupts Bunge’s current business and financing plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Acquisition on Bunge’s ability to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Acquisition on Bunge’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Acquisition; (7) the risk that Bunge’s stock price may decline significantly if the Acquisition is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Acquisition and instituted against Bunge and others; (9) among other factors that could affect Bunge’s business such as, without limitations, the effects of weather conditions and the impact of crop and animal disease on Bunge’s business, the impact of global and regional economic, agricultural, financial and commodities market, political, social and health conditions, changes in government policies and laws affecting Bunge’s business, including agricultural and trade policies, financial markets regulation and environmental, tax and biofuels regulation, the impact of industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products that Bunge sells and uses in its business, fluctuations in energy and freight costs and competitive developments in its industries, and operational risks, including industrial accidents, natural disasters, pandemics or epidemics and cybersecurity incidents; and (10) other risks to consummation of the proposed Acquisition, including the risk that the proposed Acquisition will not be consummated within the expected time period or at all.

These risks and uncertainties also include such additional risk factors as are discussed in Bunge’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its subsequent filings and quarterly reports. Bunge cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Bunge undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Bunge, Viterra, and sellers listed therein. A meeting of the shareholders of Bunge will be announced as promptly as practicable to seek shareholder approval in connection with the proposed transaction. Bunge expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of Bunge and will contain important information about the proposed transaction and related matters. INVESTORS AND SHAREHOLDERS OF BUNGE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BUNGE AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Bunge with the SEC at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Bunge and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Bunge’s shareholders in connection with the proposed transaction will be set forth in Bunge’s definitive proxy statement for its shareholder meeting at which the proposed transaction will be submitted for approval by Bunge’s shareholders. You may also find additional information about Bunge’s directors and executive officers in Bunge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 24, 2023, Bunge’s Definitive Proxy Statement for its 2023 annual meeting of shareholders, which was filed with the SEC on March 31, 2023 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Contacts

Bunge

Investor Contact:

Ruth Ann Wisener

Bunge Limited

636-292-3014

Ruthann.wisener@bunge.com

Media Contact:

Bunge News Bureau

Bunge Limited

914-272-0297

news@bunge.com

Viterra

Investor Contact:

investor.relations@viterra.com

Media Contact:

jeff.cockwill@viterra.com